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                                                                 EXHIBIT 99.1(a)

                            FORM OF VOTING AGREEMENT

        VOTING AGREEMENT, dated as of __________ __, 2000 (the "Voting Agreement"), by and between BSQUARE Corporation. ("BSQUARE") and the undersigned shareholder and/or optionholder (the "Shareholder") of Mainbrace Corporation, a California corporation (the "Company").

        WHEREAS, BSQUARE, Mainbrace Acquisition, Inc., a Washington corporation and wholly owned subsidiary of BSQUARE ("Merger Sub") and the Company are entering into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement") which provides (subject to the conditions set forth therein) for the merger of the Company with and into Merger Sub (the "Merger").

        WHEREAS, the execution and delivery of this Voting Agreement and the attached form of proxy is a material condition to BSQUARE's willingness to enter into the Merger Agreement.

        WHEREAS, the Shareholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of such number of shares of the outstanding capital stock of the Company and shares subject to outstanding options, warrants and other rights to purchase capital stock of the Company as indicated on the signature page to this Voting Agreement (such shares, together with all shares of Common Stock and Preferred Stock of the Company, if any, subsequently acquired by the Shareholder during the term of this Voting Agreement, being referred to as the "Shares"); and

        WHEREAS, in order to induce BSQUARE to enter into the Merger Agreement, the Shareholder has agreed to enter into and perform his, her or its obligations under this Voting Agreement.

        NOW, THEREFORE, in consideration of the agreements and covenants contained herein, the Shareholder and BSQUARE agree as follows:

1.      AGREEMENT TO VOTE SHARES

        The Shareholder shall vote or cause to be voted, or execute a written consent with respect to, the Shares (a) in favor of adoption and approval of the Merger Agreement and all transactions relating thereto or contemplated thereby at every meeting of the shareholders of the Company at which such matters are considered and at every adjournment thereof and in connection with every proposal to take action by written consent with respect thereto, and (b) against any proposal by a party other than BSQUARE to merge or consolidate with the Company or to sell all or substantially all the assets of or any sales of equity interest in the Company at every meeting of the shareholders of the Company at which such matters are considered and at every adjournment thereof and in connection with every proposal to take action by written consent with respect thereto.

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2.      NO VOTING TRUSTS

        The Shareholder agrees that the Shareholder will not, nor will the Shareholder permit any entity under the Shareholder's control to, deposit any Shares in a voting trust or subject the Shares to any agreement, arrangement or understanding with respect to the voting of the Shares inconsistent with this Voting Agreement.

3.      LIMITATION ON TRANSFER

        During the term of this Voting Agreement, the Shareholder shall not cause or permit any of the Shares to be sold, assigned, transfered, pledged, encumbered or otherwise disposed of except to BSQUARE.

4.      LETTER OF TRANSMITTAL

        At the Effective Time (as defined in the Merger Agreement), the Shareholder shall execute and deliver the Letter of Transmittal in substantially the form attached hereto as Exhibit A to BSQUARE.

5.      WAIVER OF DISSENTER'S RIGHTS

        The Shareholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters' rights and any similar rights relating to the Merger that the Shareholder may have by virtue of the ownership of any Shares.

6.      REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER

        The Shareholder represents and warrants to BSQUARE as follows:

        A.        AUTHORITY; NO APPROVALS; NO CONFLICTS; NO LIENS

        The Shareholder has the necessary power or capacity (as the case may be) and authority to execute this Voting Agreement, to make the representations, warranties and covenants herein and to perform the obligations hereunder. This Voting Agreement is duly executed and is a legal, valid and binding obligation of the Shareholder, enforceable in accordance with its terms.

        The execution, delivery and performance of this Voting Agreement by the Shareholder will not (a) constitute a violation (with or without the giving of notice or lapse of time or both) of any provision of any law applicable to the Shareholder, (b) require any consent, approval or authorization of, or notice to, any person, corporation, partnership, domestic or foreign governmental authority or other organization or entity, (c) result in a default under, an acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any material agreement, lease, note or other restriction, encumbrance, obligation or liability to which the Shareholder is a party or by which the Shareholder is bound, or (d) result in the creation or imposition of any lien on any of the Shares of Company Capital Stock held by the Shareholder.


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        B.        OWNERSHIP OF SHARES

        The Shareholder owns beneficially and of record the Shares set forth on the signature page to this Voting Agreement free and clear of any lien, encumbrance, preemptive right, right of first offer or refusal, or other prior claim, and delivery by the Shareholder to BSQUARE or its appointed agent of the certificates representing the Shares at the Closing (as defined in the Merger Agreement) will transfer to Merger Sub good and valid title to the Shares and Merger Sub will acquire record and beneficial ownership of the Shares, free and clear of any lien, encumbrance, preemptive right, right of first offer or refusal, or other prior claim.

        C.        SOPHISTICATION; ACCREDITATION

        The Shareholder, either alone or with the assistance of his, her or its professional advisor, is a sophisticated investor, able to fend for himself, herself or itself in the transactions contemplated by the Merger Agreement and the Operative Documents (as defined in the Merger Agreement), and has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of the prospective investment in BSQUARE Common Stock.

        The BSQUARE Common Stock being acquired by the Shareholder in the Merger is for investment for his, her or its respective account, not as a nominee or agent; the undersigned has no present intention of selling, granting any participation in or otherwise distributing any of the BSQUARE Common Stock in a manner contrary to the Securities Act of 1933, as amended, or to any applicable state securities law, nor does the undersigned have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant a participation to such person or entity with respect to any of the BSQUARE Common Stock to be received in the Merger.

        D.        CLAIMS AGAINST THE COMPANY

        The Shareholder does not have any past, present or contemplated claims against the Company or any of its officers and directors.

        E.        RESIDENCY

        The Shareholder is a resident of the state of his/her or its address as set forth on the signature page hereto.

        G.        ACCURACY OF REPRESENTATIONS

        The representations and warranties contained in this Voting Agreement are accurate in all respects as of the date of this Voting Agreement and will be accurate in all respects at all times through the Effective Time.


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7.      SPECIFIC PERFORMANCE

        The Shareholder acknowledges that in the event of any breach of this Voting Agreement by the Shareholder, BSQUARE would be irreparably harmed, no adequate remedy at law or in damages would exist and damages would be difficult to determine. Accordingly, the Shareholder agrees that injunctive relief or other equitable remedy, in addition to all remedies at law or in damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that BSQUARE has an adequate remedy at law. The Shareholder agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with the seeking or obtaining of such equitable relief by BSQUARE. In addition to all other rights or remedies to which BSQUARE may be entitled, in the event of a default in the Shareholder's performance of the Shareholder's obligations under this Voting Agreement, the Shareholder shall be liable to BSQUARE for all litigation costs and attorneys' fees incurred by BSQUARE in connection with the enforcement of any of its rights or remedies against the Shareholder.

8.      NON-EXCLUSIVITY

        The rights and remedies of BSQUARE under this Voting Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative).

9.      TERM OF VOTING AGREEMENT; TERMINATION

        The term of this Voting Agreement shall commence on the date hereof and terminate upon the earlier to occur of (i) the Effective Time, or (ii) the date on which the Merger Agreement is terminated in accordance with its terms. Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, however, such termination shall not relieve any party from liability for any breach of this Voting Agreement prior to such termination.

10.     ENTIRE VOTING AGREEMENT

        This Voting Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect thereto.

11.     ASSIGNMENT; BINDING EFFECT

        Except as provided herein, neither this Voting Agreement nor any of the interests or obligations hereunder may be assigned or delegated by the Shareholder and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Voting Agreement shall be binding upon the Shareholder and his, her or its heirs, estate, executors, personal representatives, successors and assigns, and shall inure to the benefit of BSQUARE and its successors and assigns. This Voting Agreement shall be binding upon any person or entity to whom any Shares are transferred.


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12.     INDEMNIFICATION

        The Shareholder shall hold harmless and indemnify BSQUARE from and against, and shall compensate and reimburse BSQUARE for, any loss, damage, claim, liability, fee (including reasonable attorneys' fees), demand, cost or expense (regardless of whether or not such loss, damage, claim, liability, fee, demand, cost or expense relates to a third-party claim) that is directly or indirectly suffered or incurred by BSQUARE, or to which BSQUARE becomes subject, and that arises directly or indirectly from, or relates directly or indirectly to, any inaccuracy in or breach of any representation, warranty, covenant or obligation of the Shareholder contained in this Voting Agreement.

13.     EXPENSES

        All costs and expenses incurred in connection with the transactions contemplated by this Voting Agreement shall be paid by the party incurring such costs and expenses.

14.     NOTICES

        Any notice or other communication required or permitted to be delivered to BSQUARE or the Shareholder under this Voting Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile confirmation obtained) to the address or facsimile number set forth beneath the name of such party below (or to such other address or facsimile number as such party shall have specified in a written notice given to the other party):

        IF TO THE SHAREHOLDER:

               At the address or facsimile number set forth on the signature page.

        IF TO BSQUARE:

               BSQUARE Corporation
               3150 139th Avenue SE, Suite 500
               Bellevue, WA  98005-4081
               Fax: (425) 519-5998
               Attention: President

        WITH A COPY TO:

               Perkins Coie LLP
               1201 Third Avenue, 48th Floor
               Seattle, WA 98101-3099
               Attention:  Linda Schoemaker
               Fax:  (206) 583-8500


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15.     MISCELLANEOUS

        A.        TERMINATION OF RIGHTS

        Effective upon, and subject to the consummation of the Merger, any past, present or future rights that the Shareholder may have pursuant to the Series A Preferred Stock Purchase Agreement, Investor Rights Agreement, Right of First Refusal and any other agreement, contract or understanding relating to corporate governance, registration rights, rights of first refusal or first offer and similar rights shall terminate.

        B.        CONVERSION OF PREFERRED STOCK

        Immediately prior to, and subject to, the consummation of the Merger, any Shares of Preferred Stock held by the Shareholder shall automatically convert into shares of Common Stock.

        C.        SEVERABILITY

        If any provision of this Voting Agreement or the application of such provision to any person or circumstances shall be held invalid or unenforceable by a court of competent jurisdiction, such provision or application shall be unenforceable only to the extent of such invalidity or unenforceability, and the remainder of this Voting Agreement shall not be affected.

        D.        CAPACITY

        The covenants contained herein shall apply to the Shareholder solely in his or her capacity as a shareholder of the Company, and no covenant contained herein shall apply to the Shareholder in his or her capacity as an officer and/or director of the Company.

        E.        COUNTERPARTS

        This Voting Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

        F.        HEADINGS

        All Section headings herein are for convenience of reference only and are not part of this Voting Agreement, and no construction or reference shall be derived therefrom.

        G.        CHOICE OF LAW

        This Voting Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Washington, without reference to its conflicts of law principles. The parties irrevocably consent to the jurisdiction and venue of the state and federal courts located in Santa Clara County, California in connection with any action relating to this Voting Agreement.


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        H.        WAIVER OF JURY TRIAL

        EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS VOTING AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        F.        AMENDMENT OR MODIFICATION

        This Voting Agreement may be amended, modified and supplemented only by written agreement of all parties.







         (The remainder of this page has been left blank intentionally.)




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        IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Voting Agreement as of the date first written above.

                            SHAREHOLDER:


                            ------------------------------------------------
                            Printed Name:
                                         -----------------------------------
                            Address:
                                    ----------------------------------------

                            ------------------------------------------------
                            Fax:
                                --------------------------------------------

                            Shares benficially owned:

                                   shares of Company Common Stock
                            ------

                                   shares of Company Preferred Stock
                            ------

                                   shares of Company Common Stock issuable
                            ------ upon exercise of outstanding options or
                                   warrants

                            BSQUARE Corporation

                            By:
                               ---------------------------------------------
                            Name:
                                 -------------------------------------------
                            Title:
                                  ------------------------------------------



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                                 SPOUSAL CONSENT

        I am the spouse of the Shareholder named in the Voting Agreement. I understand that I may consult independent legal counsel as to the effect of this Voting Agreement and the consequences of my execution of this Voting Agreement and, to the extent I felt it necessary, I have discussed such matters with legal counsel. I hereby confirm this Voting Agreement and agree that it shall bind my interest in the Shares, if any.

                                            SHAREHOLDER'S SPOUSE


                                            ------------------------------------
                                            Printed Name:
                                                         -----------------------




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